Exhibit 10.2



                             BILL OF SALE ABSOLUTE

THIS BILL OF SALE MADE as of and with effect from the 31st day of December 2002.

BETWEEN EACH OF:

                 BARRINGTON SCIENCES INTERNATIONAL CORPORATION
                   (hereinafter referred to as the "Vendors")

                                                               OF THE FIRST PART

AND:

                         FINANCIAL EXPRESS CORPORATION
                  (hereinafter referred to as the "Purchaser")

                                                              OF THE SECOND PART

WHEREAS:

A. The Vendors are engaged in the development of a business related to the delivery of point-of-care diagnostic kits (the "Subject Business").

B. The Vendors possess assets of the Subject Business (the "Assets"), all as is more particularly set out in the attached Schedule "A".

C. The parties have entered into an Agreement for Purchase and Sale between the parties dated the 17th day of October, 2002 (the "Asset Purchase Agreement), by which the Vendors have contracted with the Purchaser for the absolute sale to the Purchaser of the Assets upon the terms and conditions and for the consideration therein set forth.

     NOW THEREFORE WITNESSETH that in consideration of One Dollar ($1.00) of lawful money of Canada and other good and valuable consideration paid by the Purchaser to the Vendors (which is more particularly set out in the Asset Purchase Agreement, the material terms and conditions of which are incorporated by reference into this Bill of Sale, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. The Vendors each absolutely transfer and sell unto the Purchaser all of its right, title and interest in and to the Assets, chattels and equipment are described in the attached Schedule "A". For greater certainty, this instrument shall for all intents and purposes act as a complete and irrevocable transfer and conveyance of such Assets from the Vendors to the Purchaser as of and with effect from the date hereof. If however it is necessary or advisable to execute any further instrument or assurance or make any registration, application or filing in respect of this transfer, the Vendor covenants to promptly do so and irrevocably agrees that to the extent that the transfer of any Assets may in any way be subject to any such execution or filing, the subject Assets shall be held in trust by the

          Vendor for the exclusive benefit of the Purchaser until the completion of such execution of filing.

2. In consideration of the transfer and sale of the Assets by the Vendors to the Purchaser, and as contemplated by the Asset Purchase Agreement, the Purchaser hereby does pay the following consideration to the Vendors:

     (a) By the issuance of an aggregate of 19,701,653 common shares in the outstanding capital of the Purchaser, having a deemed value of USD $2,869,005.00; and

     (b) By the assumption by the Purchaser of accounts payable by the Vendors and subsidiaries in the aggregate amount of USD $1149,569 (as of September 30, 2002).

3.  With respect to the Assets, that Vendors covenant with the Purchaser that:


     (a)  the Purchaser is now rightfully and absolutely possessed of such
          Assets:

     (b)  the Purchaser shall enjoy quiet possession of such Assets; and

     (c) the Vendors will do and execute any and all such further acts, deeds and assurances as the Purchaser may reasonably request at the Purchaser's expense.

     IN WITNESS WHEREOF the parties hereto have set their hands and seals on the common day and date first above written.


BARRINGTON SCIENCES INTERNATIONAL CORPORATION,
By its duly authorized signatory:


/s/  George Moore
--------------------------------
Signature

George Moore C.E.O.
--------------------------------
Name and Title



FINANCIAL EXPRESS CORPORATION,
By its duly authorized signatory:


/s/  Frank Baldwin
---------------------------------
Signature

Frank Baldwin - Secretary Trea
---------------------------------
Name and Title

                                  SCHEDULE "A"
                                  ------------

                                   THE ASSETS
                                   ----------



All the Assets of the Vendors as set out in an Agreement of Purchase and Sale dated October 17, 2002.